Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 100.9%
ARGENTINA — 8.4%
MercadoLibre, Inc.*	6,544	$7,083,749
CHINA — 26.8%
Alibaba Group Holding Ltd. ADR*	22,525	6,621,900
Meituan Dianping, Class B *	193,300	6,089,202
NIO, Inc. ADR*	55,311	1,173,699
Ping An Insurance Group Co. of China Ltd., Class H	200,500	2,081,360
Tencent Holdings Ltd.	80,300	5,423,734
Trip.com Group Ltd. ADR*	37,498	1,167,688
		22,557,583
DENMARK — 2.5%
Genmab A/S*	5,717	2,074,731
FRANCE — 8.2%
Hermes International	2,648	2,280,611
Kering	5,476	3,632,486
L'Oreal SA	3,119	1,015,019
		6,928,116
GERMANY — 9.1%
Delivery Hero SE*	32,493	3,728,244
Zalando SE*	42,217	3,944,353
		7,672,597
HONG KONG — 0.8%
AIA Group Ltd.	70,400	699,783
ITALY — 3.0%
Ferrari NV	13,747	2,522,850
JAPAN — 5.8%
M3, Inc.	60,300	3,729,933
SoftBank Group Corp.	19,300	1,194,179
		4,924,112
NETHERLANDS — 10.1%
Adyen NV*	748	1,379,682
ASML Holding NV	19,325	7,138,176
		8,517,858
SPAIN — 1.5%
Industria de Diseno Textil SA	46,376	1,282,971
SWEDEN — 2.7%
Atlas Copco AB, B Shares	19,568	816,650
Kinnevik AB, B Shares	34,882	1,415,803
		2,232,453
UNITED KINGDOM — 3.6%
Ocado Group PLC*	84,895	3,002,688
UNITED STATES — 18.4%
Amazon.com, Inc.*	934	2,940,914
Illumina, Inc.*	7,229	2,234,339
NVIDIA Corp.	2,807	1,519,204
Spotify Technology SA*	13,554	3,287,794
Tesla, Inc.*	12,796	5,489,612
		15,471,863

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford International Concentrated Growth Equities Fund

Value
TOTAL INVESTMENTS — 100.9%**
(cost $53,197,386)	$84,971,354
Other liabilities less assets — (0.9)%	(778,229)
NET ASSETS — 100.0%	$84,193,125

*	Non-income producing security.
**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford International Concentrated Growth Equities Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$31,518,899	$53,452,455	$–	$84,971,354
Total	$31,518,899	$53,452,455	$–	$84,971,354

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.